                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 24, 2003

                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of October 1, 2003
                          providing for the issuance of

                                 $1,412,750,298

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-S11

   Delaware                        333-77026                   94-2528990

(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)            Identification Number)
 Incorporation)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555







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Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

     7.1 Pooling and Servicing Agreement by and among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, Citibank, N.A., as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of October 1, 2003.

     The definition of Class C-Y Principal Reduction Amounts, included as Appendix 1 to the Pooling and Servicing Agreement, and the Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, has been intentionally omitted from this filing. Copies may be obtained from Washington Mutual Mortgage Securities Corp. or Citibank, N.A. by contacting, in the case of Washington Mutual Mortgage Securities Corp.,

               Laura Kelsey
               Master Servicing Department
               Washington Mutual Mortgage Securities Corp.
               75 N. Fairway Drive, VHF2A01
               Vernon Hills, IL 60061
               Telephone: (847) 393-5198
               Facsimile: (847) 549-2997

               in the case of Citibank, N.A.,

               Karen Schluter
               Citibank, N.A.
               111 Wall Street
               14th Floor, Zone 3
               New York, New York 10005
               Telephone: (212) 657-7781
               Facsimile: (212) 657-4009


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2003

                                           WASHINGTON MUTUAL MORTGAGE SECURITIES
                                           CORP.
                                           (Registrant)


                                           By: /s/ David H. Zielke
                                           -------------------------------------
                                           David H. Zielke
                                           First Vice President and Counsel
                                           (Authorized Officer)


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